UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2004

ADVANCED MARKETING SERVICES, INC.

(Exact name of registrant as specified in its charter)
95-3768341

Delaware	0-16002	(IRS Employer
(State or other jurisdiction of incorporation)	(Commission File Number)	Identification No.)

5880 Oberlin Drive
San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 457-2500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Exhibit
SIGNATURES
EXHIBIT 99.1

Item 7.01 Regulation FD Disclosure

     On October 18, 2004, Advanced Marketing Services, Inc. (the “Company”), a Delaware corporation, issued a public announcement, which is incorporated into this Item 7.01 by reference, announcing the resignation of Kevan M. Lyon, Executive Vice President, Wholesale Merchandising/Distribution, as of October 15, 2004.

     A copy of the public announcement is attached to this Current Report as Exhibit 99.1.

     The information in this Current Report and the exhibit attached to this Current Report as Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that Section nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Act of 1934, except as shall be expressly stated by specific reference in such filing.

Item 9.01 Exhibit

Exhibit 99.1	Public announcement of Advanced Marketing Services, Inc., dated October 18, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MARKETING SERVICES, INC.
Date: October 18, 2004	By:	/s/ BRUCE C. MYERS
Bruce C. Myers
Executive Vice President & Chief Financial Officer